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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALTIGEN COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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ALTIGEN COMMUNICATIONS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2009

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AltiGen Communications, Inc. will be held on Friday, May 26, 2009 at 10:00 a.m., local time, at our principal executive offices, located at 4555 Cushing Parkway, Fremont, California 94538, for the following purposes:

  1.
  To approve AltiGen's 2009 Equity Incentive Plan (the "EIP");

  2.
  To approve AltiGen's 2009 Employee Stock Purchase Plan (the "ESPP"); and

  3.
  To transact such other business as may properly come before the Special Meeting or at any and all adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Like most technology companies, we provide equity compensation to our employees as an incentive to increase long-term stockholder value and to align the interests of our employees with those of our stockholders. We believe that our equity compensation programs help us to attract and retain talented and highly-skilled individuals. We also believe that equity compensation plans motivate high levels of performance and create incentives that reward the contributions of our employees and other service providers to our success and to increased stockholder value. The approval of both the EIP and the ESPP are necessary if we are to continue to make equity compensation a key part of our total compensation offering, as has been the case since AltiGen's inception. If either the EIP or the ESPP is not approved at the Special Meeting, we believe that our ability to attract and retain talented employees and other service providers will be seriously affected, and in turn, we believe our long-term success may suffer. Our competitors would gain an important advantage in the competition for the best industry talent.

        Only holders of record of AltiGen common stock on the close of business on April 23, 2009 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

        You are cordially invited to attend the Special Meeting in person. To assure your representation at the Special Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the self-addressed, postage-prepaid envelope enclosed for that purpose. Your shares will be voted in accordance with the instructions you give on the proxy. You can attend the Special Meeting and vote in person even if you have returned a proxy. Please note, however, that if your shares are held in street name by a broker, bank or other nominee and you wish to attend the

Special Meeting and vote in person you must obtain a proxy issued in your name from the holder of record.

By Order of the Board of Directors,

Philip M. McDermott Chief Financial Officer and Secretary

Fremont, California
April 27, 2009

This notice and the related proxy solicitation materials were mailed on or about April 27, 2009 to all stockholders of record entitled to vote at the Special Meeting. The Proxy Statement is available for registered holders to view at www.envisionreports.com/ATGNSPECIAL. The Proxy Statement is available for street holders to view at www.edocumentview.com/ATGNSPECIAL.

YOUR VOTE IS IMPORTANT

To assure your representation at the Special Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the self-addressed, enclosed envelope, which requires no postage if mailed in the United States.

ALTIGEN COMMUNICATIONS, INC.

 PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2009

 INFORMATION CONCERNING SOLICITATION AND VOTING

Introduction

        The enclosed proxy is solicited on behalf of the Board of Directors of AltiGen Communications, Inc. for use at the Special Meeting of Stockholders to be held on May 26, 2009 at 10:00 a.m., local time, or at any and all adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our principal executive offices located at 4555 Cushing Parkway, Fremont, California 94538. Our telephone number is (510) 252-9712.

        These proxy solicitation materials were mailed on or about April 27, 2009 to all stockholders of record entitled to vote at the Special Meeting.

Record Date and Voting Securities

        Only stockholders of record on the close of business on April 23, 2009 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, 15,861,680 shares of our common stock were issued and outstanding and held of record by approximately 80 stockholders. No shares of our preferred stock were outstanding as of the Record Date. A list of those stockholders will be available for inspection by any stockholder for any purpose germane to the Special Meeting for ten (10) days before the Special Meeting, during ordinary business hours, at our headquarters located at 4555 Cushing Parkway, Fremont, California 94538.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use:

  •
  by delivering to our secretary a written notice of revocation;

  •
  by delivering to our secretary a duly executed proxy bearing a later date; or

  •
  by attending the Special Meeting and voting in person.

Attendance at the Special Meeting will not, in and of itself, revoke a proxy.

 Voting and Discretionary Voting

        Properly executed proxies received prior to the meeting, and not subsequently revoked in the manner described above, will be voted in accordance with the instructions on such proxies. Where no instructions are given, proxies will be voted, in accordance with the recommendation of the Board of Directors, FOR the approval of both the EIP and the 2009 Employee Stock Purchase Plan and, with respect to any other matter that may properly be brought before the Special Meeting, in accordance with the judgment of the proxy holders.

        You are entitled to one vote for each share of common stock held on all matters presented at the Special Meeting. You do not have the right to cumulate votes for any proposal. Voting instructions are included on the proxy or voting instruction card.

Solicitation

        This solicitation of proxies is made by the Board of Directors of AltiGen, and all costs associated with soliciting proxies will be borne by AltiGen. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Special Meeting is a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting as of the record date. All shares represented at the meeting, whether in person or by proxy, will be counted for the purpose of establishing a quorum.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (including "withheld votes"), we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner, which we believe to be in accordance with Delaware law. Accordingly, abstentions will have the same effect as a vote against a proposal.

        We intend to treat broker non-votes (i.e., the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) as present for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the total number of shares present and entitled to vote with respect to a particular proposal on which the broker expressly has no instructions to vote. Accordingly, a broker non-vote will make a quorum more readily obtainable, but will not otherwise affect the outcome of the voting on any proposal.

Stockholder Nominations and Proposals

        Our Bylaws provide that nominations for the election of directors and business proposed to be brought before any stockholder meeting may be made by the Board of Directors or proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally if such nomination or proposed business is properly brought before the meeting. Any stockholder may nominate one or more persons for election to the Board of Directors at a meeting or propose business to be brought before a meeting of the stockholders, or both, only if such stockholder has given timely notice in proper written form of its intent to make such nomination or nominations or to propose such business. To be timely for an upcoming annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than one hundred twenty (120) calendar days prior to the date our proxy statement for the previous year's annual meeting was first mailed to stockholders, plus one year; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

Deadlines for Submission of Stockholder Proposals or Nominations

        Stockholders are entitled to present proposals for consideration at future stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission (SEC) and our Bylaws.

        Stockholders wishing to present a proposal or nomination at our 2010 Annual Stockholder Meeting must submit such proposal to us by September 16, 2009 in order to be considered timely and whether or not such proposal or nomination is intended to be included in our proxy for the 2010 Annual Stockholder Meeting.

Appraisal Rights

        Our stockholders have no appraisal rights under Delaware law with respect to these proposals.

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on May 26, 2009.

        The Proxy Statement is available for registered holders to view at www.envisionreports.com/ATGNSPECIAL. The Proxy Statement is available for street holders to view at www.edocumentview.com/ATGNSPECIAL. You may find our SEC filings, including our annual reports on Form 10-K, on our Investor Relations Web site at http://www.easyir.com/easyir/home.do?easyirid=C9C5AF2BDE7D2AFB&version=live.

        Stockholders will be able to obtain copies of the annual meeting materials, including the proxy statement, notice of annual meeting, form of proxy and annual report to stockholders for future annual meetings by visiting http://www.altigen.com or sending an e-mail to ir@altigen.com.

PROPOSAL ONE

APPROVAL OF ALTIGEN'S 2009 EQUITY INCENTIVE PLAN

        The AltiGen stockholders are being asked to approve a new 2009 Equity Incentive Plan (the "EIP"). The Board of Directors of AltiGen (the "Board") has adopted the EIP, subject to approval from the stockholders at the Special Meeting. Our current 1999 Stock Plan (the "1999 Stock Plan") expired as of March 10, 2009. The 1999 Stock Plan, however, will continue to govern options previously granted under it. Upon the expiration of the 1999 Stock Plan, AltiGen had no equity incentive plan under which it could grant future equity awards. The Board has determined that it is in the best interests of AltiGen and its stockholders to have an equity incentive plan and is asking the stockholders to approve the EIP.

        The EIP's share reserve which the stockholders will be asked to approve, includes (i) 200,000 Shares, plus (ii) 4,800,000 Shares which have been reserved but not issued pursuant to any awards under the 1999 Stock Plan, plus (iii) the number of Shares subject to outstanding awards under the 1999 Stock Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by AltiGen, up to a maximum of 3,500,000 shares of AltiGen's common stock (the "Shares"). This totals a maximum of 8,500,000 Shares. Stockholders are being asked to approve only a small increase of 200,000 Shares in the total number of Shares previously approved by stockholders for grant by AltiGen. This is because the Shares that may be available for grant under the EIP will be derived primarily from 8,300,000 Shares of common stock previously approved for grant under the 1999 Stock Plan with only an additional 200,000 Shares being requested above that number. If the stockholders approve the EIP as proposed, AltiGen will only initially have 5,000,000 Shares available for new grants and, only if awards under the 1999 Stock Plan are forfeited, cancelled or otherwise terminated, will any portion of the additional 3,500,000 Shares be available for issuance under the EIP.

        The Board has determined that AltiGen must offer a competitive equity incentive program if it is to attract and retain the best possible candidates for positions of substantial responsibility. The Board expects that the EIP will be an important factor in attracting, retaining and rewarding the high caliber employees' essential to our success and in providing incentive to these individuals to promote AltiGen's success.

        The EIP is also designed to allow AltiGen to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the EIP. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other "covered employees" as determined under Section 162(m) of the Code and applicable guidance. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights and certain restricted stock grants, restricted stock units, performance shares and performance units awarded under the EIP to qualify as "performance-based" within the meaning of Code Section 162(m) ("Section 162(m)"), the EIP limits the sizes of such awards as further described below. By approving the EIP, the stockholders will be approving, among other things, eligibility requirements for participation in the EIP, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of Shares or compensation that could be made to participants, and the other material terms of the awards described below.

Summary of the EIP

        The following is a summary of the principal features of the EIP and its operation. The summary is qualified in its entirety by reference to the EIP as set forth in Appendix A.

  General

        The purpose of the EIP is to provide AltiGen with the ability to grants incentives that are designed to (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) reward individuals who perform services for AltiGen upon AltiGen's success, and (iii) to promote the success of AltiGen's business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units.

  Authorized Shares

        The EIP Share reserve will include (i) 200,000 Shares, plus (ii) 4,800,000 Shares which have been reserved but not issued pursuant to any awards under the 1999 Plan, plus (ii) the number of Shares subject to outstanding awards under the 1999 Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by AltiGen, up to a maximum of 3,500,000 Shares. If the EIP is approved by the stockholders, this will result in a total maximum of 8,500,000 Shares reserved for issuance pursuant to the EIP. Stockholders are being asked to approve only a small increase of 200,000 Shares in the total number of Shares previously approved by stockholders for grant by the Company. This is because the Shares that may be available for grant under the EIP will be derived primarily from 8,300,000 Shares of common stock previously approved for grant under the 1999 Stock Plan, with only an additional 200,000 Shares being requested above that number. If any award granted under the EIP expires, lapses or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program (as defined below), or if Shares subject to forfeiture or repurchase are forfeited or repurchased by AltiGen due to failure to vest, any such Shares that are reacquired or subject to such a terminated award will again become available for issuance under the EIP.

        With respect to stock appreciation rights, only the net Shares actually issued will cease to be available under the EIP. If Shares issued pursuant to restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to AltiGen due to failure to vest, such Shares will become available for future grant under the EIP. Shares used to pay the exercise price or purchase price of an award and/or to satisfy the tax withholding obligations of an award will remain available for issuance under the EIP. Payment of cash rather than Shares pursuant to an award will not result in reducing the number of Shares available for issuance under the EIP.

  Adjustments to Shares Subject to the EIP

        In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of AltiGen, or other change in the corporate structure affecting AltiGen's common stock, the Administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be available under the EIP, will adjust the number and class of shares that may be delivered under the EIP, and/or the number, class and price of shares of stock subject to outstanding awards, and the award grant limitations.

  Administration

        The EIP will be administered by the Compensation Committee of the Board, the Board itself or another committee designated by the Board (the Board or committee administering the EIP is referred to as the "Administrator"). To make grants to certain AltiGen officers and key employees, the members of the committee making such grants must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration must be by a committee comprised solely of two or more "outside directors" within the meaning of Section 162(m).

        Subject to the terms of the EIP, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the EIP), including to accelerate vesting or waive forfeiture restrictions, and to interpret the provisions of the EIP and outstanding awards. The Administrator may implement an "exchange program," which is a program under which (i) outstanding awards may be surrendered or cancelled in exchange for awards of the same type, awards of a different type, and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding award could be reduced or increased. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of Shares that otherwise would be due to such participant. The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws and may make all other determines deemed necessary or advisable for administering the EIP.

  Eligibility

        Awards may be granted to AltiGen's employees, directors and consultants and employees and consultants of any affiliate of AltiGen. Incentive stock options may be granted only to employees who, as of the time of grant, are AltiGen employees or employees of any parent or subsidiary corporation of AltiGen. As of April 23, 2009, AltiGen had approximately sixty-nine (69) employees, including three (3) named executive officers, three (3) consultants and six (6) directors, who would be eligible under the EIP.

  Stock Options

        Each option granted under the EIP will be evidenced by a written agreement between AltiGen and the optionee specifying the number of Shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the EIP.

        The exercise price per Share of each option may not be less than the fair market value of a Share on the date of grant. However, any incentive stock option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of AltiGen or any parent or subsidiary corporation of AltiGen (a "Ten Percent Stockholder") must have an exercise price per Share equal to at least 110% of the fair market value of a Share on the date of grant. Generally, the fair market value of the common stock is the closing price per share on the date of grant as quoted on the NASDAQ Capital Market. On April 22, 2009, the closing price of AltiGen's common stock on the NASDAQ Capital Market was $0.74 per share.

        The EIP provides that the option exercise price may be paid, as determined by the Administrator, in cash, by check, by tender of Shares having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale with respect to some or all of the Shares being acquired upon the exercise of the option (a "cashless exercise"), by a net exercise, by a reduction in any liability owed by AltiGen to the participant, by any combination of the foregoing, or by such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws. An option will be deemed exercised when AltiGen receives the notice of exercise and full payment for the Shares to be exercised, together with applicable tax withholdings.

        Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, provided that options will have a maximum term of 10 years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding 5 years.

        The Administrator will determine and specify in each written award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) 3 months following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to death or disability. An award agreement may also provide that if exercising an option following termination of a participant's service (other than upon death or disability) would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), then the option will terminate 10 days after the last date on which exercise would result in liability under Section 16(b). An award agreement may also provide that if exercising an option following termination of a participant's service (other than upon death or disability) would be prohibited solely due to a violation of registration requirements under the Securities Act of 1933, as amended, then the option will terminate 3 months after termination of the participant's service during which exercising the option would not violate such registration requirements. However, in no event can an option be exercised after the expiration of the term of the option.

        The Administrator may at any time offer to buy out for a payment in cash an option based on the terms and conditions that the Administrator determines and communicates to the participant at the time of such offer.

  Stock Appreciation Rights

        A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of AltiGen's common stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the EIP will be evidenced by a written agreement between AltiGen and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the EIP.

        The exercise price per Share of each stock appreciation right may not be less than the fair market value of a Share on the date of grant. AltiGen may pay the appreciation in cash, in Shares, or in some combination thereof. The term of a stock appreciation right will be no more than 10 years from the date of grant. A stock appreciation right will be deemed exercised when AltiGen receives the notice of exercise and full payment for the Shares to be exercised, together with applicable tax withholdings. Additionally, the terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to stock appreciation rights.

  Restricted Stock Awards

        Awards of restricted stock are rights to acquire or purchase Shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Restricted stock awards will be evidenced by a written agreement between AltiGen and the participant specifying the number of Shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the EIP. Restricted stock awards may be subject to vesting conditions as the Administrator specifies, and the Shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Administrator, a participant will forfeit any Shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the Shares and to receive any dividends paid, except that dividends or other distributions paid in Shares will be subject to the same restrictions as the original award. The Administrator may, in its sole discretion, reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.

  Restricted Stock Units

        The Administrator may award restricted stock units which represent a right to receive Shares at a future date as set forth in the participant's award agreement. Each restricted stock unit awarded under the EIP will be evidenced by a written agreement between AltiGen and the participant specifying the number of Shares subject to the award and other terms and conditions of the award, consistent with the requirements of the EIP. Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned restricted stock units will be paid, in the sole discretion of the Administrator, in the form of cash, Shares, or in a combination thereof. The Administrator may establish vesting criteria in its discretion, which may be based on company-wide, divisional or individual goals, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants.

        After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement.

  Performance Units and Performance Shares

        Performance units and performance shares may also be granted under the EIP. Each award of performance shares or units granted under the EIP will be evidenced by a written agreement between AltiGen and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the EIP. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, Shares, or in a combination thereof. The Administrator may establish performance objectives in its discretion, which may be based on company-wide, divisional or individual goals, applicable federal or state securities laws, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

        After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares and accelerate the time at which any restrictions will lapse or be removed. Performance units will have an initial value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a Share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.

  Performance Goals

        Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the EIP may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement including: business acquisitions, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, growth in stockholder value relative to the moving average of the S&P 500 Index or another index, net income, net sales, new product development, operating cash flow, profit, revenue, revenue growth, sales results, sales growth, and stock price. The performance goals may differ from participant to participant and from award to award, may be used to measure the performance of AltiGen as a whole or a business unit or other segment of AltiGen's business, or one or more product lines or specific markets and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms or in terms of growth, compared to other companies, measured against the market as a whole or and/or according to applicable market indices, measured against AltiGen as a whole or a segment of AltiGen's business, and/or measured on a pre-tax or post-tax basis, if applicable. In establishing the performance goals, the Administrator will determine whether to determine such goal in accordance with United States Generally Accepted Accounting Principles ("GAAP") or to exclude any items otherwise includable under GAAP.

        To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any award granted subject to performance goals, within the first 25% of the performance period, but in no event more than ninety days following the commencement of any performance period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the Administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

  Individual Award Limitations

        The EIP contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of Shares which could be issued to any one individual in any fiscal year (i) pursuant to options is 600,000 Shares, (ii) pursuant to stock appreciation rights is 300,000 Shares, (iii) pursuant to restricted stock is 250,000 Shares, (iv) pursuant to restricted stock units is 250,000 Shares, and (iv) pursuant to performance shares is 250,000 Shares, and (v) the maximum dollar value which could be issued to any one individual in any fiscal year pursuant to the grant of performance units is $500,000. In addition, in connection with his or her initial hiring, an individual may be granted additional awards of up to a maximum of (i) 600,000 Shares covering options, (ii) 300,000 Shares covering stock appreciation rights, (iii) 250,000 Shares covering restricted stock, (iv) 250,000 Shares covering restricted stock units, (v) 250,000 Shares covering performance shares, and (vi) $500,000 covering performance units.

        The Administrator will adjust the limitations in the event of any adjustment to the Shares discussed above under "Adjustments to Shares Subject to the EIP."

  Transferability of Awards

        Awards granted under the EIP generally are not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant's lifetime only to the participant.

  Exchange Programs

        The EIP permits exchange programs. An "exchange program" is a program under which (i) outstanding awards may be surrendered or cancelled in exchange for awards of the same type, awards of a different type, and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding award could be reduced or increased. If the stockholders approve the EIP, AltiGen intends to quickly implement an exchange offer under which eligible employees and eligible non-employee directors will be offered the opportunity to exchange certain "underwater" options (options that have an exercise price that is higher than our current fair market value, and which therefore are not providing the intended incentive or retention effect) for new options. The new options will have an exercise price equal to the then-current fair market value of our stock, thereby providing the participants with stock options that offer incentives to increase the value of our stock and to stay in service to AltiGen.

  Dissolution or Liquidation

        In the event of AltiGen's proposed dissolution or liquidation, the Administrator will notify each participant in writing as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

  Change in Control

        The Plan provides that, in the event of a merger or our "change in control" (as defined in the EIP), the Administrator will have authority to determine the treatment of outstanding awards, including, without limitation, that

  •
  awards be assumed or substantially equivalent award substituted by the acquiring or succeeding corporation or its affiliate;

  •
  awards will terminate upon or immediately prior to consummation of such transaction, upon providing written notice to the participant;

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  outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such transaction and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of the transaction;

  •
  an award terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon exercise of the award or realization of the participant's rights as of the date of the transaction, or an award be replaced with other rights or property selected by the Administrator in its sole discretion; or

  •
  any combination of the foregoing.

        If the successor corporation does not assume or substitute outstanding awards, the options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. The Administrator will not be required to treat all outstanding awards the same in the transaction. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

  Termination or Amendment

        The EIP will automatically terminate 10 years from the date of its adoption by the Administrator, unless terminated at an earlier time by the Administrator. The Administrator may terminate or amend the EIP at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws. No termination or amendment may impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the EIP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

  Incentive Stock Options

        An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, AltiGen will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by AltiGen for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

  Nonstatutory Stock Options

        Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to forfeiture or repurchase upon the optionee's termination of service) and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to AltiGen with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. AltiGen generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

  Stock Appreciation Rights

        In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. AltiGen generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

  Restricted Stock Awards

        A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date" (as defined above under "Nonstatutory Stock Options"). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. AltiGen generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

  Restricted Stock Unit Awards

        There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. AltiGen generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

  Performance Shares and Performance Unit Awards

        A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock Awards"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Nonstatutory Stock Options"), will be taxed as capital gain or loss. AltiGen generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

  Section 409A

        Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual's deferral and distribution elections and permissible distribution events. Awards granted under the EIP with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

  Tax Effect for AltiGen

        AltiGen generally will be entitled to a tax deduction in connection with an award under the EIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other "covered employees" as determined under Section 162(m) of the Code and applicable guidance.

New Plan Benefits

        Awards granted under the EIP will be granted at the discretion of the Administrator, and, accordingly, are not yet determinable. Benefits under the EIP will depend on a number of factors, including the fair market value of AltiGen's common stock on future dates, actual company performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the EIP.

Required Vote and Board of Directors Recommendation

        The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and voting on the matter is required to approve the adoption of the EIP. The Board believes that the adoption of the EIP is in the best interests of AltiGen and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF ALTIGEN'S 2009 EQUITY INCENTIVE PLAN.

PROPOSAL TWO

APPROVAL OF ALTIGEN'S 2009 EMPLOYEE STOCK PURCHASE PLAN

        The stockholders are being asked to approve a new 2009 Employee Stock Purchase Plan (the "ESPP"). The Board adopted the ESPP, subject to approval from the stockholders at the Special Meeting. Our 1999 Employee Stock Purchase Plan (the "1999 Plan") expired as of March 10, 2009. The 1999 Plan, however, will continue to govern options previously granted under it and any options currently outstanding under the 1999 Plan will continue until the current offering period ends in accordance with its terms. Following expiration of the 1999 Plan, AltiGen had no employee stock purchase plan in effect. The Board determined that it is in the best interests of AltiGen and its stockholders to have an employee stock purchase plan and is asking the AltiGen stockholders to approve the ESPP.

        A total of 1,500,000 Shares are reserved for issuance under the ESPP. The ESPP does not provide for an annual automatic increase in the number of shares reserved for issuance. We expect that the number of Shares reserved for issuance under the ESPP will last approximately 4 to 5 years. Offering periods under the ESPP will have a duration of approximately 6 months, commencing on or about June 1 and December 1 of each year and ending on the last trading day on or before November 30 and May 31 thereafter, respectively, except that the first offering period will commence on July 1, 2009, and end on November 30, 2009. The ESPP will remain in effect for a term of 20 years unless terminated earlier.

Summary of the ESPP

        The following is a summary of the principal features of the ESPP and its operation. The summary is qualified in its entirety by reference to the ESPP as set forth in Appendix B.

  General

        The ESPP was adopted by the Board in April 2009, subject to stockholder approval at the Special Meeting. The purpose of the ESPP is to provide eligible employees with an opportunity to purchase Shares through payroll deductions.

  Shares Available for Issuance

        If our stockholders approve this proposal, a total of 1,500,000 Shares will be reserved for issuance under the ESPP. We expect that the number of Shares reserved for issuance under the ESPP will last approximately 4 to 5 years.

  Administration.

        The ESPP will be administered by the Administrator. Unless otherwise determined by the Board, the Compensation Committee of the Board will be the Administrator. Subject to the provisions of the ESPP, all questions of interpretation or application of the ESPP are determined by the Administrator and its decisions are final and binding upon all participants to the full extent permitted by law.

  Eligibility

        Each of the AltiGen employees (or employees of a participating AltiGen subsidiaries) who are common law employees of AltiGen or a participating subsidiary on the first trading day of the applicable offering period and whose customary employment with AltiGen or one of AltiGen's participating subsidiaries is at least 20 hours per week and more than 5 months in a calendar year is eligible to participate in the ESPP; except that no employee will be granted an option under the ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of AltiGen's capital stock or the capital stock of any AltiGen parent or subsidiary, or (ii) to the extent that his or her rights to purchase stock under all of AltiGen's employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Additionally and prior to the beginning of an applicable offering period, the Administrator may from time to time determine on a uniform and nondiscriminatory basis that the following may not be eligible employees: an individual who (a) has not completed at least 2 years of service (or such lesser time as determined by the Administrator), (b) customarily works not more than 20 hours per week (or such lesser time as determined by the Administrator), (c) customarily works not more than 5 months per calendar year (or such lesser time as determined by the Administrator), (d) is an executive, officer or other manager, or (e) is a highly compensated employee under Section 414(q) of the Code.

  Offering Period

        Each offering period under the ESPP will have a duration of approximately 6 months (or such different period of time as determined by the Administrator), commencing on the first trading day on or after June 1 and terminating on the last trading day on or before the next November 30, and commencing on first trading day on or after December 1 and terminating on the last trading day on or before the next May 31. However, the first offering period will begin on July 1, 2009, and end on November 30, 2009.

        Eligible employees may participate in the ESPP by (i) delivering a subscription agreement in a form designated by AltiGen or (ii) following an electronic or other enrollment procedure prior to the beginning of an offering period authorizing payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 15% of a participant's compensation during the offering period. For purposes of the ESPP, "compensation" will mean an employee's base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the ESPP or the employee's employment with AltiGen or one of its participating subsidiaries terminates. On the first trading day of each offering period (the "Offering Date"), each participant automatically is granted an option to purchase Shares. The option expires at the end of the offering period (unless a termination of employment occurs or the participant has withdrawn) and is exercised on the last trading day of an offering period to the extent of the payroll deductions accumulated during such offering period.

  Purchase Price

        The purchase price will be 85% of the lesser of the fair market value of our Common Stock (as defined below) on (i) the offering date, or (ii) the last day of the offering period; provided, however, that the purchase price for subsequent offering period may be determined by the Administrator, subject to compliance with the Code and the terms of the ESPP. Generally, the fair market value of AltiGen's common stock ("Common Stock") on any relevant date will be the closing sales price per Share as reported on the NASDAQ Capital Market.

  Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions made during each offering period. The number of whole shares that a participant may purchase in each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that in no event will a participant be permitted to purchase during each offering period more than 10,000 shares, subject to adjustment, and provided further that the purchase of shares will be subject to the ESPP's share reserve limit and the provisions of the ESPP. No fractional shares will be purchased under the ESPP and any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share will be retained in a participant's account for the subsequent offering period.

        All payroll deductions made for a participant are credited to the participant's account under the ESPP, are withheld in whole percentages only and are included with AltiGen's general funds. Funds received by AltiGen pursuant to exercises under the ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account.

  Withdrawal

        A participant may withdraw all but not less than all of his or her payroll deductions from an offering period prior to the end of such offering period by (i) delivering a written notice to AltiGen on a form provided for such purpose or (ii) following an electronic or other withdrawal procedure. A participant's withdrawal from the ESPP will not affect his or her eligibility to participate in future offering periods. Once a participant withdraws from a particular offering period, however, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must re-enroll in the ESPP in accordance with the ESPP's enrollment procedures.

  Termination of Employment

        Upon termination of a participant's employment for any reason, his or her participation in the ESPP will immediately terminate and the payroll deductions credited to the participant's account will be returned to him or her and such participant's option will automatically terminate.

  Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control

        Changes in Capitalization.    The maximum number of Shares available for sale under the ESPP, the maximum number of Shares that may be purchased in an offering period, the number and class of Common Stock deliverable under the ESPP, the purchase price per share and the number of shares covered by each option under the ESPP will be proportionately adjusted by the Administrator for any increase or decrease in the number of issued and outstanding shares of AltiGen resulting from a stock split or the payment of a stock dividend on the Common Stock, or any other change in the corporate structure of AltiGen affecting the Common Stock.

        Dissolution or Liquidation.    In the event of AltiGen's proposed dissolution or liquidation, the offering period will be shortened by setting a new exercise date (which will occur before the dissolution or liquidation) and will terminate immediately prior to such proposed dissolution or liquidation, unless otherwise provided by the Administrator. The Administrator will notify each participant in writing at least 10 business days prior to the new exercise date that the purchase date for the participant's option has been changed to the new exercise date and that the participant's option will be exercised automatically on the new exercise date unless the participant withdraws from the ESPP prior to such date.

        Change in Control.    In the event of a merger or change in control (as defined in the ESPP), each outstanding option under the ESPP will be assumed or an equivalent option will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the offering period will be shortened by setting a new exercise date and will end on the new exercise date. The new exercise date will be prior to the proposed merger or other acquisition or sale. The Administrator will notify each participant in writing prior to the new exercise date that the purchase date for the participant's option has been changed to the new exercise date and that the participant's option will be exercised automatically on the new exercise date unless the participant withdraws from the ESPP prior to such date.

  Amendment and Termination of the ESPP

        The Administrator may amend, terminate or suspend the ESPP at any time and for any reason. If the ESPP is terminated, the Administrator may terminate all outstanding offering periods immediately (in which case accumulated payroll deductions will be returned to participants as soon as administratively practicable) or upon completion of the purchase of shares at the end of the offering period (including by shortening the offering period). Without stockholder approval and without limiting the foregoing, the Administrator is entitled to:

  •
  change the offering periods,

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  limit the frequency and/or number of changes in the amount withheld during an offering period,

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  establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

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  permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections,

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  establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock properly correspond with amounts withheld, and

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  establish such other limitations or procedures as the administrator determines in its sole discretion advisable which are consistent with the ESPP.

        In addition, in the event the Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion, without stockholder consent or the consent of any participants of the ESPP, and to the extent necessary or desirable, modify or amend or terminate the ESPP to reduce or eliminate such accounting consequence including, but not limited to (i) amending the ESPP to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an offering period underway, (ii) altering the purchase price for any offering period including with respect to an offering period underway, (iii) shortening any offering period by setting a new exercise date including with respect to an offering period underway, (iv) reducing the maximum percentage of participants' payroll that may be deducted, and (v) reducing the maximum number of Shares participants may purchase during any offering period.

        Upon its approval by the stockholders, the ESPP will continue until the earlier to occur of (i) the termination of the ESPP by the Administrator, or (ii) April 21, 2029 (the date which is 20 years from the adoption of the ESPP by the Board).

  Number of Shares Granted to Employees

        Participation in the ESPP is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP. No purchases have been made under the ESPP since its adoption by the Board. For illustrative purposes, the following table sets forth (i) the number of shares of our Common Stock that were purchased during the last fiscal year under the 1999 Plan, (ii) the average price per share paid for such shares, and (iii) the fair market value at the date of purchase.

Name of Individual or Group	Number of Shares Purchased	Average Per Share Purchase Price	Fair Market Value at Date of Purchase
Gilbert Hu	—	—	—
Jeremiah J. Fleming	11,978	$1.12 – $1.15	$1.32 – $1.35
Philip M. McDermott	5,844	$1.12	$1.32
All executive officers, as a group	17,822	$1.12 – $1.15	$1.32 – $1.35
All employees who are not executive officers, as a group	180,009	$1.12 – $1.15	$1.32 – $1.35

Summary of U.S. Federal Income Tax Consequences

        The following brief summary of the effect of U.S. federal income taxation upon the participant and AltiGen with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the Shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the Shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the Shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the Shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the Shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the Shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the Shares on the date the Shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the Shares have been held from the date of purchase. AltiGen will generally not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of Shares prior to the expiration of the holding periods described above.

Required Vote and Board of Directors Recommendation

        The affirmative vote of the holders of a majority of the outstanding shares of AltiGen common stock present in person or represented by proxy and voting on the matter is required to approve the adoption of the ESPP. The Board of Directors believes that the adoption of the ESPP is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF ALTIGEN'S 2009 EMPLOYEE STOCK PURCHASE PLAN.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The Compensation Committee acts on behalf of the Board of Directors and, by extension, the AltiGen stockholders to establish, implement and continually monitor adherence with the AltiGen compensation philosophy. The Compensation Committee ensures that the total compensation paid to AltiGen executive officers is competitive and consistent with AltiGen's compensation philosophy and the Compensation Committee's charter, a copy of which may be obtained at www.altigen.com. The Compensation Committee generally relies upon management but may also consider outside compensation consultants to provide information and recommendations to establish specific compensation packages for executives.

Philosophy and Objectives

        AltiGen's executive compensation policies are designed to attract and retain qualified executives who will contribute to its long-term success, to reward executives for achieving AltiGen's financial goals, and to align executive compensation and stockholder interests through equity-based plans. The Compensation Committee believes that strong financial performance, on a sustained basis, is the most certain avenue through which AltiGen can positively affect long-term stockholder return. Furthermore, the Compensation Committee believes that, in order to attract and retain the most qualified executives in the industry, AltiGen's compensation policies must be competitive with other companies of comparable size and in similar industries and must reinforce strategic performance objectives through the use of incentive compensation programs. In order to provide incentives to executive officers, a portion of their annual compensation is paid as a bonus. The amount of the bonus for each person is determined on the basis of several indicators of corporate performance as outlined below.

Role of Executive Officers in Compensation Decisions

        The Compensation Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all employees.

        The Chief Executive Officer annually reviews the performance of each other executive officer and makes recommendations to the Compensation Committee regarding salary adjustments, annual bonus targets and amounts and annual stock option grants. The Compensation Committee reviews the performance of the Chief Executive Officer. The Compensation Committee decisions are based in part, on these annual performance reviews, including with respect to salary adjustments, annual bonus amounts and annual stock option grants. The Compensation Committee can exercise its discretion to modify any recommendations of the Chief Executive Officer.

Setting Executive Compensation

        Based on the foregoing goals, the Compensation Committee has structured AltiGen's overall executive compensation in order to make AltiGen competitive from a compensation standpoint relative to its peers and to reward strong performance. In order to aid the Compensation Committee in obtaining its objectives, the Compensation Committee relies upon management and may engage an outside human resources consulting firm to provide it with information and recommendations with respect to compensation matters. At this time, the Compensation Committee has not engaged an outside human resources consulting firm to review or advise on AltiGen's compensation plans or arrangements. The Compensation Committee also considers AltiGen's overall performance as well as the individual performance of its executive officers when determining cash bonuses and salary adjustments.

        In making compensation decisions, the Compensation Committee gathers and analyzes data and suggestions including data on the compensation peer group of publicly-traded and privately-held technology companies. This peer group consists of companies against which the Compensation Committee believes AltiGen must compete for talent and for stockholder investment.

        While AltiGen typically competes with many larger companies for executive talent, the Compensation Committee maintains total compensation at levels appropriate for a company of its size. The Compensation Committee believes that the potential for increase in the value of the equity underlying AltiGen's stock option grants creates a powerful incentive for its employees when compared to the awards issued by larger companies.

2008 Executive Compensation Components

        For the fiscal year ended September 30, 2008, the principal components of compensation for named executive officers were:

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  Base salary;

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  Cash bonus;

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  Stock option grants;

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  Retirement and other benefits; and

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  Perquisites and other benefits.

  Base Salary

        The Compensation Committee reviews each executive officer's base salary annually. The Compensation Committee believes that executive salaries must be sufficiently competitive to attract and retain key executives. Base pay and annual increases are determined (A) primarily through an analysis of each individual's salary and total target compensation relative to salaries for similar positions within AltiGen and peer companies and (B) to a lesser extent, through a subjective analysis of each individual's contributions to AltiGen's success.

        Salary levels are typically considered annually as part of AltiGen's performance review process. Stock price performance has not been a factor in determining annual base salary compensation because the price of the Company's common stock is subject to a variety of factors outside our control.

  Cash Bonus

        AltiGen's executive bonus plan provides for incentive compensation to some but not all of its executive officers and other key employees and will be determined by a percentage of AltiGen's revenue or accounts receivable collected. Individual performance is measured based on goals related to each person's function within the organization. Bonuses generally are awarded to executives if AltiGen meets or exceeds prescribed revenue and accounts receivable objectives. If AltiGen fails to meet these objectives, awards may be significantly reduced or even eliminated if minimum thresholds are not achieved. Conversely, if AltiGen overachieves these objectives, awards may be significantly increased above target thresholds. In the fiscal year ended September 30, 2008, the Compensation Committee established a total 2008 target incentive bonus amount ("Target Bonus") for three of AltiGen's executive officers (including the CEO). The Target Bonus ranged from 0.44% to 0.88% of annual target revenue. The Compensation Committee used AltiGen's historical data to determine target bonuses and award actual bonuses. Bonus pay ranges from monthly to quarterly. Bonus targets are established at the beginning of the year.

  Long-Term Incentive Compensation—Stock Option Grants

        AltiGen's option plans provide for long-term incentive compensation for employees of AltiGen, including executive officers. Grants under our equity compensation programs enable the Company to:

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  Enhance the link between the creation of stockholder value and long-term executive incentive compensation;

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  Provide an opportunity for increased equity ownership by executives; and

  •
  Maintain competitive levels of total compensation, thereby helping AltiGen to attract and retain valuable executives.

        AltiGen currently grants equity awards to executive officers in the form of stock options. The Compensation Committee continues to choose stock options as AltiGen's equity compensation vehicle because stock options provide high incentives to build stockholder value. Stock options have value only if the fair market value of AltiGen's common stock increases, thereby aligning the interests of executive officers and stockholders and providing incentives to maximize stockholder value. Further, stock options granted to executive officers generally vest over four years. This vesting schedule not only encourages the executive officers to remain with AltiGen over that period of time, but also encourages the executive officers to build value that can be sustained over time.

        Stock option awards are granted at the Compensation Committees' meetings throughout the year and are determined by the Compensation Committee in its sole discretion. Continuing executive officers generally receive annual stock option grants at the meeting in the second quarter of the year; however, when appropriate throughout the year, the Compensation Committee grants new hire options, promotion options and, if it feels it is appropriate, additional supplemental option grants. During 2008, Messrs. Wang and Wanger served on the Compensation Committee, which held 4 meeting over the course of the year. The Compensation Committee considers recommendations by management with respect to grants to newly hired or promoted executives at the first meeting following such employee's hire or promotion, as the case may be. The Compensation Committee may make grants at other times in connection with employee retention or otherwise.

        Options are awarded at the closing price of AltiGen's common stock on the date of the grant. The Compensation Committee has never granted options with an exercise price that is less than the closing price of AltiGen's common stock on the grant date. AltiGen has no program or practice to time option grants in connection with the release of material non-public information.

        Options generally vest over multiple years, which provides incentives for the executive officers to remain with AltiGen. The number of options the Compensation Committee grants to each officer and each option's vesting schedule are determined based on a variety of factors, including (1) the executive's position at AltiGen, (2) his or her individual performance as assessed by the Chief Executive Officer in his annual review and by the Compensation Committee with respect to the Chief Executive Officer's performance, and (3) other factors, including independent equity compensation survey data.

        Vesting ceases upon termination of employment, and the vested stock options may generally be exercised for three months following the date of termination. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. At this time, AltiGen has not adopted stock ownership guidelines with respect to the executive officers or otherwise. AltiGen has an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to AltiGen's common stock.

  Retirement and Other Benefits

        All employees in the United States, including our executive officers, are eligible to participate in the our 401(k) plan, medical and dental insurance, employee stock purchase plan, as well as our life and disability insurance policy. The 401(k) plan and other generally available benefit programs allow AltiGen to remain competitive for employee talent, and we believe that the availability of such benefit programs enhances employee loyalty and productivity. The benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare and financial protection for retirement. These benefit programs typically do not factor into decisions regarding executive compensation packages.

  Profit Sharing Plan

        AltiGen also maintains a profit-sharing plan. The employee profit-sharing plan has been established to share with each employee, including executive officers, the rewards of a profitable company. The profit sharing pool will consist of approximately ten percent (10%) of our quarterly profit from operations before taxes.

  Perquisites and Other Personal Benefits

        AltiGen does not provide perquisites and other personal benefits.

  Compensation of the Chief Executive Officer

        The Compensation Committee determines the CEO's compensation following criteria similar to those used to determine the compensation for our other executive officers. Our CEO is the person most responsible for AltiGen's overall performance and as such a greater portion of his potential compensation is tied to the financial performance of AltiGen.

Severance and Change of Control Protection

        We believe that severance protections can play a valuable role in retaining and attracting executive officers. For this reason, in March 2009, we entered into employment agreements with Gilbert Hu, our Chairman and Chief Executive Officer, and Philip McDermott, our Chief Financial Officer and in December 2007, we had entered into an employment agreement with Jeremiah J. Fleming, our President and Chief Operating Officer. These agreements are described in more detail in "Potential Payments Upon Termination or Change of Control" below. Through these agreements, AltiGen provides severance compensation in the form of severance pay, continued payment of health care premiums and acceleration of outstanding equity awards if the executive's employment is terminated under certain conditions, including a termination without cause or for good reason. The Compensation Committee believes these arrangements are necessary to ensure that these three senior executives are focused on AltiGen's goals and objectives as well as the best interests of stockholders rather than potential personal economic exposure under these particular circumstances.

        In addition, the agreements provide some benefits in connection with a change of control, including that each the executive's stock options will vest immediately upon a change of control and that if any "golden parachute" excises taxes are triggered in connection with the change of control, AltiGen will "gross-up" the executive's for this tax liability, so that the executive retains the same amount of value as if the excise tax had not been applied. We recognize that it is possible that AltiGen may be involved in a transaction involving a change of control of ownership, and that this possibility could result in the departure or distraction of our executives to the detriment of our business. We also recognize that the occurrence, or potential occurrence, of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. To allow our executives to focus solely on making decisions that are in the best interests of our stockholders in the event of a possible, threatened, or pending change of control, and to encourage them to remain with AltiGen despite the possibility that the change of control might affect them adversely, we have provided these three executives with protection from change of control-related excise taxes and with option acceleration, which also provides these executives with an incentive to maximize the value of our common stock upon a change of control for the benefit of all stockholders.

Accounting and Tax Implications

  Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code imposes limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid to certain executive officers in a taxable year. Compensation in excess of $1 million may only be deducted if it is "performance-based compensation" within the meaning of the Code. For fiscal 2008, AltiGen's stock options and bonuses did not qualify as performance-based compensation and therefore counted toward the $1 million limit. For fiscal 2008, the compensation paid to the executive officers did not exceed $1 million and therefore was fully deductible to AltiGen.

        The Compensation Committee currently intends to continue to consider the advisability of qualifying its executive compensation as performance-based compensation for purposes of Code Section 162(m) deductibility. To the extent we determine it is in the best interests of AltiGen, we may in the future seek to qualify certain compensation paid to the executive officers as performance-based compensation. Currently, the Compensation Committee believes that the total compensation paid by AltiGen will not affect the tax deductions available to it with respect to the compensation of any of its executive officers.

  Accounting for Stock-Based Compensation

        Beginning on October 1, 2005, the Company began accounting for stock-based payments in accordance with the requirements of SFAS 123(R).

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included above. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        This Report is respectfully submitted by the Compensation Committee of the Board of Directors.

The Compensation Committee
Tacheng Chester Wang Mike Mon Yen Tsai

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth the compensation paid by AltiGen during the past fiscal year to (i) the chief executive officer, (ii) the chief financial officer, and (iii) each of the three most highly compensated executive officers (or such lesser number of executive officers as AltiGen may have) of AltiGen not serving as chief executive officer and (iv) up to an additional two individuals that would have been included under item (iii) but for the fact that the individuals were not serving as executive officers as of the end of AltiGen's fiscal year, all of whom are collectively referred to as the "Named Officers."

Summary Compensation Table for the Fiscal Year Ended September 30, 2008

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Gilbert Hu	2008	187,500	121,027	71,853	—	—	380,380
Chairman of the Board and	2007	150,000	103,122	50,264	764	—	304,150
Chief Executive Officer	2006	150,000	98,426	90,147	1,840	—	340,413
Jeremiah J. Fleming	2008	187,500	163,214	223,456	—	—	574,170
President, Chief Operating	2007	75,000	54,591	108,061	—	—	237,652
Officer and Director	2006	—	—	—	—	—	—
Philip M. McDermott	2008	187,500	79,227	64,690	—	—	331,417
Chief Financial Officer	2007	150,000	62,199	37,698	764	—	250,661
	2006	150,000	64,278	67,610	1,840	—	283,728

(1)
The amounts shown in this column represent the share-based compensation expense the Company recognized, in our Consolidated Statement of Operations for fiscal years 2008, 2007 and 2006, in conformity with SFAS 123(R). The amounts shown here do not represent actual payments received by the Named Officer. Instead, the amounts shown are the aggregate expense recognized for financial statement reporting purposes in 2008, as determined pursuant to SFAS 123R.

(2)
Incentive compensation includes profit sharing paid to the above Named Officers. The employee profit sharing plan has been established to share with each employee the rewards of a profitable company. The profit sharing pool will consist of approximately ten percent (10%) of AltiGen's quarterly profit from operations before taxes.

Stock Options Granted in the Fiscal Year Ended September 30, 2008

        The following table sets forth certain information with respect to stock options granted to the Named Officers in the fiscal year ended September 30, 2008.

Grants of Plan-Based Awards

Name	Grant Date	Number of Securities Underlying Options Granted (#)(1)	Exercise of Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)(2)
Gilbert Hu	11/15/07	100,000	1.30	43,200
Jeremiah J. Fleming	11/15/07	100,000	1.30	43,200
Philip McDermott	11/15/07	100,000	1.30	43,200

(1)
Each of these options was granted pursuant to the Company's 1999 Stock Option Plan. All such options vest over a four-year period, subject to continued employment with the Company. The exercise price of each option set forth above was the closing price of our stock on the NASDAQ Capital Market on the grant date.

(2)
The value of option awards is based on the fair value as of the grant date of such award determined pursuant to FAS 123R. The exercise price for all options granted to the Named Executive Officers is 100% of the fair market value of the shares on the grant date. The option exercise price has not been deducted from the amounts indicated above. Regardless of whatever value is placed on a stock option on the grant date, the actual value of the option will depend on the market value of AltiGen's common stock at such date in the future when the option is exercised. The proceeds to be paid to the individual following this exercise do not include the option exercise price.

Outstanding Equity Awards at September 30, 2008

        The following table summarizes the value of options held at September 30, 2008 by our Named Officers. The value of unexercised in-the-money options at September 30, 2008 figures are based on the difference between $0.99, which is the closing price of our common stock as quoted on the NASDAQ Capital Market as of the close of business on September 30, 2008, and each option's per-share exercise price, multiplied by the number of shares issued upon exercise of the option.

	Option Awards
		Number of Securities Underlying Unexercised Options (#)(1)
	Option Grant Date			Option Exercise Price ($)	Option Expiration Date
Name		Exercisable	Unexercisable
Gilbert Hu	7/23/2001	80,000	—	0.780	07/23/2011
	11/11/2002	80,000	—	0.600	11/11/2012
	11/18/2002	30,000	—	0.930	11/18/2012
Jeremiah J. Fleming		—	—	—	—
Philip McDermott	7/23/2001	40,000	—	0.780	07/23/2011
	11/11/2002	46,000	—	0.600	11/11/2012

(1)
Each of these options was granted pursuant to the Company's 1994 and 1999 Stock Option Plan. All such options vest over a four-year period, subject to continued employment with the Company in accordance with the following vesting schedule: 25% of the shares subject to the option shall vest twelve (12) months after the grant date and 1/48th of the shares subject to the option shall vest each month thereafter. The exercise price of each option set forth above was the closing price of our stock on NASDAQ Capital Market on the grant date.

Potential Payments Upon Termination or a Change of Control

        The amount of compensation and benefits payable to each named executive officer in each termination and Change of Control situation has been estimated in the table below. The closing price of our stock as of the last day prior to our yearly close, September 30, 2008, was $0.99, which was used as the value of our stock in the calculations. No value is attributed to vesting acceleration because the outstanding stock options that would have been subject to acceleration had exercise prices that exceeded our closing price on September 30, 2008.

        The table below illustrates hypothetical value of benefits under the change of control agreements as if a change in control had occurred on September 30, 2008.

Name	Type of Benefit	Potential Payments in Connection With Termination Without Cause or Terminatation After Change of Control ($)
Gilbert Hu	—Salary Continuation	200,000
	—Bonus	149,500
	—Vesting Acceleration	—
	—Benefits Continuation	10,491
	—Accrued Vacation Pay	8,654
	—Total (1)	368,645
Jeremiah J. Fleming	—Salary Continuation	200,000
	—Bonus	250,100
	—Vesting Acceleration	—
	—Benefits Continuation	22,754
	—Accrued Vacation Pay	11,282
	—Total (1)	484,136
Philip M. McDermott	—Salary Continuation	100,000
	—Bonus	50,600
	—Vesting Acceleration	—
	—Benefits Continuation	11,377
	—Accrued Vacation Pay	8,716
	—Total (1)	170,693

(1)
The total does not include any amounts due for accrued but unpaid wages or under generally available benefit plans such as AltiGen's 401(k) plan, at the time of any employment termination.

        On March 6, 2009, we entered into an Executive Employment Agreement with Gilbert Hu, Chairman and Chief Executive Officer of the Company, effective as of January 1, 2009. The employment agreement with Mr. Hu provides that, during the term of his employment, Mr. Hu will receive base compensation of $200,000 per year and will be eligible to receive incentive compensation, including bonuses, commission and stock options, based upon factors including, but not limited to, Mr. Hu's performance and the Company's overall performance. Mr. Hu's total target compensation is $349,500. The agreement further provides that, if Mr. Hu is terminated by the Company without "cause" or if Mr. Hu resigns for "good reason" (each as defined in the agreement), then Mr. Hu will receive (i) a lump sum payment equal to his base salary and any approved incentive compensation for twelve (12) months, (ii) full accelerated vesting with respect to the shares subject to Mr. Hu's then outstanding, unvested equity awards and (iii) reimbursement of premiums paid for continued health benefits for Mr. Hu (and any eligible dependents) under the Company's health plans until the earlier of (x) twelve (12) months following the termination date or (y) the date upon which Mr. Hu (and any eligible dependents) become covered under similar plans. In addition, the agreement provides that all of Mr. Hu's stock options will vest upon a "change of control" (as defined in the agreement). In the event of a "change of control" Mr. Hu also will be entitled to a "gross up" for any tax liability that he might owe as a result of the application of golden parachute excise taxes under Sections 280G or 4999, which apply to certain severance payments or benefits made in connection with a change-in-control of the Company that exceeds certain prescribed limits.

        On March 6, 2009, we entered into an Amended and Restated Executive Employment Agreement with Philip McDermott, Chief Financial Officer of the Company, effective as of January 1, 2009, which amends and restates in its entirety that certain Employment Agreement dated June 8, 1999 by and between the Company and Mr. McDermott. The amended and restated agreement provides that, during the term of his employment, Mr. McDermott will receive base compensation of $200,000 per year and will be eligible to receive incentive compensation, including bonuses, commission and stock options, based upon factors including, but not limited to, Mr. McDermott's performance and the Company's overall performance. Mr. McDermott's total target compensation is $301,200. The agreement further provides that, if Mr. McDermott is terminated by the Company without "cause" or if Mr. McDermott resigns for "good reason" (each as defined in the amended and restated agreement), then Mr. McDermott will receive (i) a lump sum payment equal to his base salary and any approved incentive compensation for six (6) months, (ii) full accelerated vesting with respect to the shares subject to Mr. McDermott's then outstanding, unvested equity awards and (iii) reimbursement of premiums paid for continued health benefits for Mr. McDermott (and any eligible dependents) under the Company's health plans until the earlier of (x) six (6) months following the termination date or (y) the date upon which Mr. McDermott (and any eligible dependents) become covered under similar plans. In addition, the amended and restated agreement provides that all of Mr. McDermott's stock options will vest upon a "change of control" (as defined in the amended and restated agreement). In the event of a "change of control" Mr. McDermott also will be entitled to a "gross up" for any tax liability that he might owe as a result of the application of golden parachute excise taxes under Sections 280G or 4999, which apply to certain severance payments or benefits made in connection with a change-in-control of the Company that exceeds certain prescribed limits.

        Effective December 18, 2007, we entered into an employment agreement with Jeremiah J. Fleming, our President and Chief Operating Officer. The agreement provides that, in the event of a change of control of AltiGen immediately after which Mr. Fleming no longer holds the title and responsibilities of President and Chief Operating Officer (or a position of similar title and responsibilities), all of his options immediately will vest and become exercisable. The agreement also provides that, in the event that Mr. Fleming is terminated for any reason, he will be entitled to receive: (a) any unpaid compensation accrued up to the effective date of termination (including accrued bonuses); (b) payment for any accrued but unused vacation; (c) benefits or compensation as provided under the terms of any Company employee benefit and compensation agreements or plans applicable to him; (d) payment of any unreimbursed business expenses required to be reimbursed to him; and (e) continued rights to indemnification under the Company's Certificate of Incorporation, Bylaws, the agreement, or any separate indemnification agreement, as applicable. In addition, if the termination is by the Company without cause or if Mr. Fleming resigns for Good Reason (as defined in the agreement), then he will be entitled to receive (a) a lump sum payment equal to his total compensation for twelve (12) months, (in each case, less applicable tax withholdings), (b) full accelerated vesting with respect to the shares subject to then outstanding, unvested equity awards, and (c) reimbursement for premiums paid for continued health benefits for him (and any eligible dependents) under the Company's health plans until the earlier of (I) twelve (12) months following his termination, payable when such premiums are due (provided he validly elects to continue coverage under COBRA), or (II) the date upon which he and his eligible dependents become covered under similar plans.

OPTION EXERCISES AND VALUE REALIZED ON EXERCISE

        During the fiscal year ended September 30, 2008, our Named Officers did not exercise any of their vested options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 31, 2009. The table shows ownership by:

  •
  each person or entity known to us to beneficially own five percent (5%) or more of the shares of our outstanding stock;

  •
  each of our directors;

  •
  each of our Named Officers; and

  •
  all of our directors and executive officers as a group.

        This information is based on information received from or on behalf of the named individuals. The column entitled "Options" consists of shares of common stock subject to options exercisable or currently exercisable within 60 days of March 31, 2009, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. As of March 31, 2009, AltiGen had 15,861,680 shares outstanding.

        Unless otherwise indicated, the principal address of each of the stockholders below is: c/o AltiGen Communications, Inc., 4555 Cushing Parkway, Fremont, California 94538. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Options	Percentage of Shares Beneficially Owned
5% Stockholders:
Lloyd I. Miller, III(1) 4650 Gordon Drive Naples, FL 34102	1,723,421	—	10.9%
Eric D. Wanger(2) 401 N. Michigan Avenue, Suite 1301 Chicago, IL 60611	1,705,537	15,833	10.8%
Directors and Executive Officers:
Gilbert Hu(3)	979,696	527,500	9.2%
Jeremiah J. Fleming	499,258	193,750	4.3%
Philip McDermott	23,704	409,371	2.7%
Mike Mon Yen Tsai	—	47,500	*
Tacheng Chester Wang	—	47,500	*
All directors and executive officers as a group (5 persons)	1,502,658	1,225,621	16.0%

*
Less than 1%.

(1)
According to a Schedule 13G/A filed with the SEC on February 12, 2009 by Lloyd I. Miller, III, Mr. Miller has sole voting and dispositive power with respect to 1,134,935 reported shares as a manager of a limited liability company that is the general partner of a certain limited partnership and shared voting and dispositive power with respect to 588,486 reported shares as an investment advisor to the trustee of certain family trusts.

(2)
Includes 1,668,193 shares are held of record by Wanger Long Term Opportunity Fund II, LP ("WLTOF") and 37,344 shares held of record by Mr. Wanger. Each of WLTOF, Wanger Investment Management, Inc. ("WIM") as an investment portfolio manager for WLTOF, WLTOF GP LLC ("GP") as general partner of WLTOF, and Mr. Wanger as President of WIM and managing member of GP, has shared voting and dispositive power with respect to the shares held by WLTOF. WIM disclaims beneficial ownership of the shares held by WLTOF. GP and Mr. Wanger disclaim beneficial ownership of the shares held by WLTOF except to the extent of any beneficial interest in WLTOF.

(3)
Includes 11,978 shares registered in the name of Mr. Hu's wife May Kuei-Rong Hu, 30,000 shares registered in the name of Mr. Hu's daughter, Michelle Hu, and 99,841 shares registered in the name of Mr. Hu's daughter, Stephanie Hu.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Contracts

        On March 6, 2009, we entered into an Executive Employment Agreement with Gilbert Hu, our Chairman and Chief Executive Officer, effective as of January 1, 2009. The employment agreement with Mr. Hu provides that, during the term of his employment, Mr. Hu will receive base compensation of $200,000 per year and will be eligible to receive incentive compensation, including bonuses, commission and stock options, based upon factors including, but not limited to, Mr. Hu's performance and our overall performance. Mr. Hu's total target compensation is $349,500. The agreement further provides that, if Mr. Hu is terminated by us without "cause" or if Mr. Hu resigns for "good reason" (each as defined in the agreement), then Mr. Hu will receive (i) payment equal to his base salary and any approved incentive compensation for twelve (12) months, (ii) full accelerated vesting with respect to the shares subject to Mr. Hu's then outstanding, unvested equity awards and (iii) reimbursement of premiums paid for continued health benefits for Mr. Hu (and any eligible dependents) under our health plans until the earlier of (x) twelve (12) months following the termination date or (y) the date upon which Mr. Hu (and any eligible dependents) become covered under similar plans. In addition, the agreement provides that all of Mr. Hu's stock options will vest upon a "change of control" (as defined in the agreement).

        On March 6, 2009, we entered into an Amended and Restated Executive Employment Agreement with Philip McDermott, our Chief Financial Officer and Secretary, effective as of January 1, 2009, which amends and restates in its entirety that certain Employment Agreement dated June 8, 1999 by and between us and Mr. McDermott. The amended and restated agreement provides that, during the term of his employment, Mr. McDermott will receive base compensation of $200,000 per year and will be eligible to receive incentive compensation, including bonuses, commission and stock options, based upon factors including, but not limited to, Mr. McDermott's performance and our overall performance. Mr. McDermott's total target compensation is $301,200. The agreement further provides that, if Mr. McDermott is terminated by us without "cause" or if Mr. McDermott resigns for "good reason" (each as defined in the amended and restated agreement), then Mr. McDermott will receive (i) payment equal to his base salary and any approved incentive compensation for six (6) months, (ii) full accelerated vesting with respect to the shares subject to Mr. McDermott's then outstanding, unvested equity awards and (iii) reimbursement of premiums paid for continued health benefits for Mr. McDermott (and any eligible dependents) under our health plans until the earlier of (x) six (6) months following the termination date or (y) the date upon which Mr. McDermott (and any eligible dependents) become covered under similar plans. In addition, the amended and restated agreement provides that all of Mr. McDermott's stock options will vest upon a "change of control" (as defined in the amended and restated agreement).

        Effective December 18, 2007, we entered into an employment agreement with Jeremiah J. Fleming, our President and Chief Operating Officer. The agreement provides that, in the event of a change of control of AltiGen immediately after which Mr. Fleming no longer holds the title and responsibilities of President and Chief Operating Officer (or a position of similar title and responsibilities), all of his options immediately will vest and become exercisable. The agreement also provides that, in the event that Mr. Fleming is terminated for any reason, he will be entitled to receive: (a) any unpaid compensation accrued up to the effective date of termination (including accrued bonuses); (b) payment for any accrued but unused vacation; (c) benefits or compensation as provided under the terms of any of our employee benefit and compensation agreements or plans applicable to him; (d) payment of any unreimbursed business expenses required to be reimbursed to him; and (e) continued rights to indemnification under our Certificate of Incorporation, Bylaws, the agreement, or any separate indemnification agreement, as applicable. In addition, if the termination is by us without cause or if Mr. Fleming resigns for Good Reason (as defined in the agreement), then he will be entitled to receive (a) a lump sum payment equal to his total compensation for the greater of (i) the period between the effective date of his termination or resignation and April 2, 2009 or (ii) twelve

(12) months, (in each case, less applicable tax withholdings), (b) full accelerated vesting with respect to the shares subject to then outstanding, unvested equity awards, and (c) reimbursement for premiums paid for continued health benefits for him (and any eligible dependents) under our health plans until the earlier of (I) twelve (12) months following his termination, payable when such premiums are due (provided he validly elects to continue coverage under COBRA), or (II) the date upon which he and his eligible dependents become covered under similar plans.

Director Compensation

        Each of our directors receive $1,000 cash compensation for attending each meeting of the Board of Directors and an additional $1,000 for each committee meeting, and are reimbursed for their reasonable and necessary expenses associated with attendance of such meetings.

Directors Compensation Table for the Fiscal Year Ended September 30, 2008

Name	Fees Earned or Paid in Cash($)	Value of Outstanding Option Awards($)(1)	Total($)	Option Awards during 2008(#)	Grant Date Fair Value of 2008 Option wards($)
Gilbert Hu	4,000	71,853	75,853	100,000	130,000
Eric Wanger(2)	8,000	17,435	25,435	20,000	26,000
Tacheng Chester Wang	8,000	10,706	18,706	20,000	26,000
Mike Mon Yen Tsai	8,000	13,291	21,291	20,000	26,000
Jeremiah J. Fleming	4,000	223,456	227,456	100,000	130,000

(1)
The value reported in this column is the amount we expensed during 2008 for each director's option award calculated in accordance with Statement of Financial Accounting Standard No. 123, Share-Based Compensation ("FAS 123R").

(2)
On January 26, 2009, Mr. Wanger resigned from the Board of Directors.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee during the fiscal year ended September 30, 2008 consisted of Messrs. Wang and Wanger. No interlocking relationship existed during the fiscal year ended September 30, 2008 between our Board or Compensation Committee and the board of directors or compensation committee of any other company. No interlocking relationship existed during the fiscal year ended September 30, 2008 between our Board of Directors or the Compensation Committee and the Board of Directors or Compensation Committee of any other company.

 OTHER MATTERS

        We do not know of any other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, or at any and all adjournments or postponements thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS Philip M. McDermott Chief Financial Officer and Secretary

Dated: April 27, 2009

Appendix A

ALTIGEN COMMUNICATIONS, INC.

2009 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide incentives to individuals who perform services to the Company, and

  •
  to promote the success of the Company's business.

        The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          (c)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d)   "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

          (e)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (f)    "Board" means the Board of Directors of the Company.

          (g)   "Change in Control" means the occurrence of any of the following events:

            (i)    Change in Ownership of the Company.    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

            (ii)    Change in Effective Control of the Company.    If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

            (iii)    Change in Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company's assets: (A) a transfer to an entity that is controlled by the Company's stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company's stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

          For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

          Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

          Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (i)    "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

          (j)    "Common Stock" means the common stock of the Company.

          (k)   "Company" means AltiGen Communications, Inc., a Delaware corporation, or any successor thereto.

          (l)    "Consultant" means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity other than as an Employee.

          (m)  "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (p)   "Employee" means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (q)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)   "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

          (s)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price is reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks are reported); or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

          (t)    "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee's household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

          (u)   "Fiscal Year" means the fiscal year of the Company.

          (v)   "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (w)  "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (x)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (y)   "Option" means a stock option granted pursuant to the Plan.

          (z)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa) "Participant" means the holder of an outstanding Award.

          (bb) "Performance Goals" will have the meaning set forth in Section 11 of the Plan.

          (cc) "Performance Period" means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

          (dd) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (ee) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (ff)  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (gg) "Plan" means this 2009 Equity Incentive Plan.

          (hh) "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

           (ii)  "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (jj)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (kk) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ll)   "Service Provider" means an Employee, Director or Consultant.

          (mm)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (nn) "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

          (oo) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

          (a)    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is equal to the sum of (i) 200,000 Shares, (ii) any Shares which have been reserved but not issued pursuant to any awards granted under the Company's 1999 Stock Plan (the "1999" Plan") as of the date of stockholder approval of this Plan (up to a maximum of 4,800,000 Shares pursuant to this subsection (ii)), and (iii) any Shares subject to stock options or similar awards granted under 1999 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 1999 Plan that are forfeited to or repurchased by the Company (up to a maximum of 3,500,000 Shares pursuant to this subsection (iii)). The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b)    Lapsing Award.    If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

          (c)    Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

            (i)    to determine the Fair Market Value;

            (ii)   to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the number of Shares to be covered by each Award granted hereunder;

            (iv)  to approve forms of Award Agreements for use under the Plan;

            (v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

            (vi)  to determine the terms and conditions of any, and to institute any Exchange Program;

            (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

            (viii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

            (ix)  to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) regarding Incentive Stock Options);

            (x)   to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

            (xi)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

            (xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

            (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

          (d)    No Liability.    Under no circumstances shall the Company, its Affiliates, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's, its Affiliates', the Administrator's or the Board's roles in connection with the Plan.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

        6.    Stock Options.

          (a)    Limitations.

            (i)    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand U.S. dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

            (ii)   The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 600,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 600,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)    Term of Option.    The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (c)    Option Exercise Price and Consideration.

            (i)    The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an employee of the Company or any Parent or Subsidiary of the Company who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

            (ii)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)    Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may include, but is not limited to:

              (1)   cash;

              (2)   check;

              (3)   other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company;

              (4)   by net exercise;

              (5)   consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

              (6)   a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

              (7)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

              (8)   any combination of the foregoing methods of payment.

          (d)    Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

            Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (ii)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's termination as the result of the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)    Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iv)    Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (v)    Other Termination.    A Participant's Award Agreement also may provide that if the exercise of the Option following the termination of Participant's status as a Service Provider (other than upon the Participant's death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant's status as a Service Provider (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant's status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

            (vi)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash an Option previously granted based on such terms and conditions as the Administrator will establish and communicate to the Participant at the time that such offer is made.

        7.    Stock Appreciation Rights.

          (a)    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 300,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 300,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 7(c), Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

          (d)    Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(c)(iii), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)    Expiration of Stock Appreciation Rights.    A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

            (i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

            (ii)   The number of Shares with respect to which the Stock Appreciation Right is exercised.

        At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        8.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 250,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 250,000 Shares of Restricted Stock. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (c)    Transferability.    Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)    Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse or be removed.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

          (i)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        9.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 250,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 250,000 Restricted Stock Units. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)    Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will not reduce the number of Shares available for grant under the Plan.

          (e)    Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

          (f)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        10.    Performance Units and Performance Shares.

          (a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $500,000, and (ii) no Participant will receive more than 250,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 250,000 Performance Shares and additional Performance Units having an initial value up to $500,000. The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15.

          (b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

          (d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share and may accelerate the time at which any restrictions will lapse or be removed.

          (e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period, or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

          (g)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Performance Units/Shares as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

        11.    Performance-Based Compensation Under Code Section 162(m).

          (a)    General.    If the Administrator, in its discretion, decides to grant an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

          (b)    Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement ("Performance Goals") including (1) business acquisitions, (2) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (3) earnings per Share, (4) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (5) net income, (6) net sales, (7) new product development, (8) operating cash flow, (9) profit, (10) revenue, (11) revenue growth, (12) sales results, (13) sales growth, and (14) stock price. Any criteria used may be (i) measured in absolute terms, (ii) measured in terms of growth, (iii) compared to another company or companies, (iv) measured against the market as a whole and/or according to applicable market indices, (v) measured against the performance of the Company as a whole or a segment of the Company and/or (vi) measured on a pre-tax or post-tax basis (if applicable). Further, any Performance Goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial conditions and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

          (c)    Procedures.    To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as "performance-based compensation" under Section 162(m) of the Code, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

          (d)    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

          (e)    Determination of Amounts Earned.    In determining the amounts earned by a Participant pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant's death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant's death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

        12.    Compliance With Code Section 409A.    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan are intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

        13.    Leaves of Absence/Transfer Between Locations.    Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        14.    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

        15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 of the Plan.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change in Control.    In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant's consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant's Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

          In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, and Performance Shares/Units not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

          For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

          Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

          Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of "change in control" for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

        16.    Tax Withholding.

          (a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          (b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the statutory amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        17.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        18.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        19.    Term of Plan.    Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

        20.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        21.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        22.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        23.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Appendix B

ALTIGEN COMMUNICATIONS, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company's intention is to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

        2.    Definitions.

          (a)   "Administrator" means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change in Control" means the occurrence of any of the following events:

            (i)    Change in Ownership of the Company.    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; or

            (ii)    Change in Effective Control of the Company.    If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

            (iii)    Change in Ownership of a Substantial Portion of the Company's Assets.    A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

          For purposes of this Section 2(d), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

          Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

          Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          (f)    "Committee" means a committee of the Board appointed in accordance with Section 14 hereof.

          (g)   "Common Stock" means the common stock of the Company.

          (h)   "Company" means AltiGen Communications, Inc., a Delaware corporation, or any successor thereto.

          (i)    "Compensation" means an Eligible Employee's base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (j)    "Designated Subsidiary" means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

          (k)   "Director" means a member of the Board.

          (l)    "Eligible Employee" means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Offering Date for all options to be granted on such Offering Date, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is an executive, officer or other manager, or (v) is a highly compensated employee under Section 414(q) of the Code.

          (m)  "Employer" means any one or all of the Company and its Designated Subsidiaries.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

          (o)   "Exercise Date" means the last Trading Day of each Offering Period. The first Exercise Date under the Plan will be November 30, 2009.

          (p)   "Fair Market Value" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

            (i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

          (q)   "Fiscal Year" means the fiscal year of the Company.

          (r)   "New Exercise Date" means a new Exercise Date set by shortening any Offering Period then in progress.

          (s)   "Offering Date" means the first Trading Day of each Offering Period.

          (t)    "Offering Periods" means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after June 1 of each year and terminating on the last Trading Day on or before November 30, approximately six (6) months later, and (ii) commencing on the first Trading Day on or after December 1 of each year and terminating on the last Trading Day on or before May 31, approximately six (6) months later; provided, however, that the first Offering Period under the Plan will commence on July 1, 2009, and end on November 30, 2009. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.

          (u)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (v)   "Participant" means an Eligible Employee that participates in the Plan.

          (w)  "Plan" means this AltiGen Communications, Inc. 2009 Employee Stock Purchase Plan.

          (x)   "Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or pursuant to Section 20.

          (y)   "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (z)   "Trading Day" means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

        3.    Eligibility.

          (a)    Any Eligible Employee on a given Offering Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

          (b)    Limitations.    Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

          4.    Offering Periods.    The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 each year, or on such other date as the Administrator will determine; provided, however, that the first Offering Period under the Plan will commence on July 1, 2009, and end on November 30, 2009. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

          5.    Participation.    An Eligible Employee may participate in the Plan by (i) submitting to the Company's payroll office (or its designee), on or before a date determined by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit A or which be an electronic form or procedure), or (ii) following an electronic or other enrollment procedure determined by the Administrator.

        6.    Payroll Deductions.

          (a)   At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. A Participant's subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (b)   Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

          (c)   All payroll deductions made for a Participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

          (d)   A Participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company's payroll office (or its designee), on or before a date determined by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

          (e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

          (f)    At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's or Employer's federal, state, or any other tax liability payable to any authority, national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

        7.    Grant of Option.    On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee's account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than 10,000 shares of the Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such option with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

        8.    Exercise of Option.

          (a)   Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions from his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share will be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant's account after the Exercise Date will be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

          (b)   If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

        9.    Delivery.    As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

        10.    Withdrawal.

          (a)   A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company's payroll office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

          (b)   A Participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

        11.    Termination of Employment.    Upon a Participant's ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant's option will be automatically terminated.

        12.    Interest.    No interest will accrue on the payroll deductions of a participant in the Plan.

        13.    Stock.

          (a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 1,500,000 shares of Common Stock.

          (b)   Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

          (c)   Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

        14.    Administration.    The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

        15.    Designation of Beneficiary.

          (a)   A Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (c)   All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.

        16.    Transferability.    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17.    Use of Funds.    The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

        18.    Reports.    Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

        19.    Adjustments, Dissolution, Liquidation, Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Administrator will notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c)    Merger or Change in Control.    In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company's proposed merger or Change in Control. The Administrator will notify each Participant in writing prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.    Amendment or Termination.

          (a)   The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

          (b)   Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

            (i)    amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123(R), including with respect to an Offering Period underway at the time;

            (ii)   altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

            (iii)  shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;

            (iv)  reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

            (v)   reducing the maximum number of Shares a Participant may purchase during any Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

        21.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.    Conditions Upon Issuance of Shares.    Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.    Term of Plan.    The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

        24.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 1 6 6 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0121OB 0 2 A + PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as a community property, both should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. For Against Abstain 1. Approval of AltiGen’s 2009 Equity Incentive Plan. For Against Abstain 2. Approval of AltiGen’s 2009 Employee Stock Purchase Plan. Change of Address — Please print new address below. V

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of AltiGen Communications, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement and hereby appoints Jeremiah Fleming and Philip McDermott, or either of them, as attorney-in-fact, each with full power, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of AltiGen Communications, Inc. to be held on May 26, 2009, at 10:00 a.m., local time, at the Company’s principal executive offices, located at 4555 Cushing Parkway, Fremont, California 94538, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof. This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the approval of AltiGen’s 2009 Equity Incentive Plan, FOR the approval of AltiGen’s 2009 Employee Stock Purchase Plan, and as said proxies deem advisable on such other matters as may properly come before the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. Proxy — ALTIGEN COMMUNICATIONS, INC. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE